MFS(R) GLOBAL TOTAL RETURN FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         The MFS Global Total Return Fund is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of MFS, Barnaby Wiener, a Senior Vice President of MFS and Matthew W. Ryan, a Vice President of MFS. These individuals have been the fund's portfolio managers since: Mr. Gorham - 2000, Mr. Wiener - 2003, and Mr. Ryan - 2002, and they have been employed in the MFS investment management area since: Mr. Gorham - 1992, Mr. Wiener - 1998, and Mr. Ryan - 1997. Messrs. Gorham and Wiener are managers of the common stock portion of the fund's portfolio. Mr. Ryan is the manager of the fixed income portion of the fund's portfolio.

         Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                   The date of this Supplement is May 1, 2003.